Assets held for sale and liabilities of disposal groups held for sale	12 Months Ended
Dec. 31, 2022
Disposal Groups [Abstract]
Assets held for sale and liabilities of disposal groups held for sale

34	Assets held for sale and liabilities of disposal groups held for sale

Held for sale at 31 December
	2022	2021
	£m	£m
Disposal groups	23,179	3
Unallocated impairment losses[1]	(1,978)	—
Non-current assets held for sale	13	6
Total assets	21,214	9
Liabilities of disposal groups	24,711	0
1    This represents impairment losses in excess of the carrying value on the non-current assets, excluded from the measurement scope of IFRS 5.

Disposal groups
Planned sale of our retail banking operations in France
On 25 November 2021, HSBC Continental Europe signed a framework agreement with Promontoria MMB SAS (‘My Money Group’) and its subsidiary Banque des Caraïbes SA, regarding the planned sale of HSBC Continental Europe’s retail banking operations in France. The sale, which is subject to regulatory approvals and the satisfaction of other relevant conditions, includes: HSBC Continental Europe’s French retail banking operations; the Crédit Commercial de France (‘CCF’) brand; and HSBC Continental Europe’s 100% ownership interest in HSBC SFH (France) and its 3% ownership interest in Crédit Logement.
The framework agreement has a long-stop date of 31 May 2024, if the sale has not closed by that point the agreement will terminate, although that date can be extended by either party to 30 November 2024 in certain circumstances or with the agreement of both parties. We have agreed a detailed plan with My Money Group with the aim of completing the sale in the second half of 2023, subject to regulatory approvals, agreement and implementation of necessary financing structures and the completion of the operational transfer, including customer and data migrations. In this regard the framework agreement imposes certain obligations on the parties in planning for completion.
Given the scale and complexity of the business being sold, there is risk of delay in the implementation of this plan. The disposal group was classified as held for sale for the purposes of IFRS 5 as at 30 September 2022, reflecting the prevailing judgements concerning likelihood of the framework agreement’s timetable being achieved. The assets and liabilities classified as held for sale were determined in accordance with the framework agreement, and are subject to change as the detailed transition plan is executed. This classification and consequential remeasurement resulted in an impairment loss of £1.7bn, which included related transaction costs. At 31 December 2022, we reassessed the likelihood of completion taking account of the most recent correspondence with My Money Group concerning the implementation of the plan and related developments. As a result of this reassessment, the likelihood of completion in 2023 is judged to be highly probable. As such, and in accordance with IFRS 5, the disposal group continues to be classified as held for sale.
The disposal group will be remeasured at the lower of the carrying amount and fair value less costs to sell at each reporting period. Any remaining gains or losses not previously recognised, including from the recycling of foreign currency translation reserves and the reversal of any remaining deferred tax assets and liabilities, will be recognised on completion.
Planned sale of our branch operations in Greece
On 24 May 2022, HSBC Continental Europe signed a sale and purchase agreement for the sale of its branch operations in Greece to Pancreta Bank SA. Completion of the transaction is subject to regulatory approval, and is currently expected to occur in the first half of 2023. At 31 December 2022, the disposal group included £0.3bn of loans and advances to customers and £1.9bn of customer accounts, which met the criteria to be classified as held for sale. In the second quarter of 2022, we recognised a loss of £0.1bn upon reclassification as held for sale in accordance with IFRS 5. On completion accumulated foreign currency translation reserves will be recycled to the income statement.
Planned sale of our business in Russia
On 30 June 2022, following a strategic review of our business in Russia, HSBC Europe BV (a wholly-owned subsidiary of HSBC Bank plc) entered into an agreement for the planned sell of its wholly-owned subsidiary HSBC Bank (RR) (Limited Liability Company). Completion of the transaction is subject to regulatory and governmental approval, and is currently expected to occur in the first half of 2023. In 2022, a £0.2bn loss on the planned sale was recognised, upon reclassification as held for sale in accordance with IFRS5. On completion accumulated foreign currency translation reserves will be recycled to the income statement.
At 31 December 2022, the major classes of assets and associated liabilities of disposal groups held for sale, including allocated impairment losses, were as follows:

	France retail business	Branch operations in Greece	Business in Russia	Total
	£m	£m	£m	£m
Assets of disposal groups held for sale
Cash and balances at central banks	60	1,502	—	1,562
Financial assets designated and otherwise mandatorily measured at fair value through profit and loss	39	—	—	39
Loans and advances to banks	—	25	102	127
Loans and advances to customers	20,776	291	—	21,067
Reverse repurchase agreements	—	—	208	208
Financial investments	—	66	22	88
Prepayments, accrued income and other assets	63	4	21	88
Total Assets at 31 Dec 2022	20,938	1,888	353	23,179

Liabilities of disposal groups held for sale
Customer accounts	18,551	1,900	27	20,478
Financial liabilities designated at fair value	2,925	—	—	2,925
Debt securities in issue	1,100	—	—	1,100
Accruals, deferred income and other liabilities	138	52	18	208
Total Liabilities at 31 Dec 2022	22,714	1,952	45	24,711
Expected date of completion	Second Half of 2023	First Half of 2023	First Half of 2023
Operating segment	WPB	All global businesses	CMB, GBM

France retail banking operations
£m
Net assets/(liabilities) classified as held for sale[1]	(1,712)
Expected cash contribution [2]	3,398
Disposal group post-cash contribution [3]	1,686
1    Excludes impairment loss allocated against the non-current assets that are in scope of IFRS 5 measurement of £64m.
2    The contributions are reported within ‘Cash and balances at central banks’ on the group’s consolidated balance sheet.
3    ‘Disposal group post-cash contribution’ includes the net asset value of the transferring business of €1.6bn (£1.5bn) and £0.2bn of additional items to which a nil value is ascribed per the framework agreement.
Under the financial terms of the planned transaction, HSBC Continental Europe will transfer the business with a net asset value of €1.6bn (£1.5bn), subject to adjustment (upwards or downwards) in certain circumstances, for a consideration of €1. Any required increase to the net asset value of the business to achieve the net asset value of €1.6bn (£1.5bn) will be satisfied by the inclusion of additional cash. The value of cash contribution will be determined by the net asset or liability position of the disposal group at the point of completion. Based upon the net liabilities of the disposal group at 31 December 2022, HSBC would be expected to include a cash contribution of £3.4bn as part of the planned transaction.